Catalyzing Precision Medicine with Integrated Rx/Dx in Oncology January 2016 Exhibit 99.1

Safe Harbor Statement This document contains forward-looking statements, as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, about Ignyta, Inc. (“us” or the “Company”). Statements that are not purely historical are forward-looking statements. These include statements regarding, among other things: Ignyta’s corporate and scientific vision and goals, including our ability to reduce the size of tumors and to eradicate residual disease; the clinical and/or non-clinical data or plans underlying entrectinib or any of our other development programs; our ability to design and conduct development activities for entrectinib and our other development programs; our ability to develop or access companion diagnostics for our product candidates; our ability to obtain and maintain intellectual property protection for our product candidates; our ability to adequately fund our development programs; our ability to obtain regulatory approvals in order to market any of our product candidates; and our ability to successfully commercialize any approved products. Forward-looking statements involve known and unknown risks that relate to future events or the Company’s future financial performance, some of which may be beyond our control, and the actual results could differ materially from those discussed in this document. Accordingly, the Company cautions investors not to place undue reliance on the forward-looking statements contained in, or made in connection with, this document. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements, include, among others, the potential for results of past or ongoing clinical or non-clinical studies to differ from expectations or previous results; the interpretation of data from our clinical and non-clinical studies; our ability to initiate and complete clinical trials and non-clinical studies; regulatory developments; the potential advantages of our product candidates; the markets any approved products are intended to serve; and our capital needs; as well as those set forth under the headings “Special Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in the Company’s Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 12, 2015, and similar disclosures made in the Company’s Form 10-Q filings and other SEC filings and press releases. The forward-looking statements contained in this document represent our estimates and assumptions only as of the date of this document, and we undertake no duty or obligation to update or revise publicly any forward-looking statements contained in this document as a result of new information, future events or changes in our expectations. Third-party information included herein has been obtained from sources believed to be reliable, but the accuracy or completeness of such information is not guaranteed by, and should not be construed as a representation by, the Company.

Ignyta Case Report: Mr. Z Nov 2013 March 2015 ECOG performance status of 2 Required supplemental O2 Significant pain and dyspnea due to widely metastatic disease Staging head CT also revealed numerous (15 to 20) asymptomatic brain metastases In hospice Prior therapies carboplatin/pemetrexed pembrolizumab docetaxel vinorelbine Identified to have tumor harboring SQSTM1-NTRK1 fusion Enrolled in Ignyta’s STARTRK-1 study at MGH in March 2015 46M patient with metastatic NSCLC, first diagnosed in November 2013 30 pack-year smoking history

Images courtesy of A. Shaw, MD, PhD and A. Farago, MD, PhD (MGH) Images courtesy of A. Shaw, MD, PhD and A. Farago, MD, PhD (MGH) Baseline Day 26: - 47% response Day 155: - 77% response Clinical Response to Entrectinib, Ignyta’s Lead Program, in a 46 year-old Male Patient with NTRK1-Rearranged NSCLC

Images courtesy of A. Shaw, MD, PhD and A. Farago, MD, PhD (MGH) Baseline Day 26 Day 155 Complete Response of All Brain Metastases

Investment Thesis Leading precision oncology company: Aspirational goals are to eradicate residual disease in precisely defined patient populations by 2030; and ‘5x5 Goal’ of 5 new products or indications approved in 5 years, by the end of 2020 A partner of choice for large pharma: Integrated approach to Rx/Dx development has provided multiple opportunities to acquire/license high-quality, de-risked assets at attractive valuations Two late stage product candidates: entrectinib and taladegib with compelling Phase 1 clinical proof of concept, in or soon to be in, potentially registration-enabling Phase 2 studies Multiple shots on goal: Robust pipeline of targeted first-in-class and best-in-class product candidates under clinical development in four therapeutic cornerstones of oncology, with steady newsflow anticipated in 2016

Leading Precision Oncology Company San Diego based biotechnology company (NASDAQ: RXDX), incorporated in 2011 ~110 employees: more than half with M.D.’s, Ph.D.’s or other graduate degrees Robust Rx Pipeline: 4 first-in-class or best-in-class clinical stage programs Entrectinib: In global Phase 2, potentially registration-enabling study Additional Phase 1 programs (taladegib; RXDX-105; RXDX-107) Two late stage preclinical programs (taladegib topical; RXDX-106); multiple early preclinical and discovery programs against FIC targets (e.g., RXDX-108) In-house Dx: CAP-accredited, CLIA-certified, QSR-compliant diagnostic lab with multi-modality assay capabilities Cash, cash equivalents & marketable securities of ~$163mm at end of 3Q15 (does not include $28mm net proceeds concurrent with licensing of taladegib from Lilly) Ignyta’s vision is to catalyze precision medicine for the benefit of cancer patients everywhere, with an integrated approach to "Rx/Dx" in oncology

Jonathan Lim, M.D., Chairman, CEO, and Co-Founder. Former Chair, CEO of Eclipse; CEO at Halozyme; McKinsey; NIH post-doc at Harvard/Dana Farber; Surgical resident at NYH-Cornell/Memorial Sloan Kettering; Board member at UCSD Moores Cancer Ctr. Zachary Hornby, Chief Operating Officer. Former Senior Director of Business Development at Fate Therapeutics; Director of BD at Halozyme; Marketing at Neurocrine; L.E.K. Consulting; Shire (TKT); Harvard Business School. Jacob Chacko, M.D., Chief Financial Officer. Former Vice President at TPG Capital; McKinsey; Marshall Scholar at Oxford University; UCLA Medical School; Harvard Business School. Val Harding, Ph.D., Senior Vice President, Chemistry, Manufacturing, and Controls. Former VP, Product Differentiation/VP, Drug Product Design/VP, Pharmaceutical Development, in addition to numerous other leadership roles at Pfizer. Will McCarthy, Chief Business Officer. Former VP of Corporate and Business Development at Foundation Medicine; Exec Dir of BD and Sr. Director of Marketing at Halozyme; IMS Health, Deloitte Consulting; London Business School. Pratik Multani, M.D., Chief Medical Officer. Former CMO at Fate; VP, Clinical Dev. at Kalypsys; CMO at Kanisa; VP, Clinical Dev. at Salmedix; Sr. Director of Medical Research at Biogen Idec; MD, MS at Harvard; Residency, MGH; Oncology, Dana Farber. Matt Onaitis, General Counsel and Secretary. Former GC at Trius and Somaxon; Associate GC at Biogen Idec; Director of Legal Affairs at Elan; Stanford Law School. Robert Wild, Ph.D., Chief Scientific Officer. Former CSO, Oncology Res./Drug Discovery at Eli Lilly; Sr. Dir., Oncology Research at OSI Pharma; BMS; SUGEN. Has contributed to development of multiple programs, including Tarceva, Erbitux, Sprycel and Sutent. Immuno-Oncology Division Igor Bilinsky, Ph.D., General Manager, Immuno-Oncology. Former SVP of Corporate Development at Vical; VP Business Development and Special Operations at Halozyme; CEO of Androclus Therapeutics; Boston Consulting Group; MIT. Senior Leadership Team

* CSC = cancer stem cell Therapeutic Cornerstones Necessary to Eradicate Residual Disease in Precisely Defined Cancer Patient Populations by 2030

Ignyta’s Drug Candidates Are Focused on These Therapeutic Cornerstones to Eradicate Residual Disease taladegib RXDX-108 Spark 2 Drug Candidates entrectinib RXDX-105 Spark 3/4 RXDX-107 RXDX-103 * CSC = cancer stem cell RXDX-106

Ignyta’s Aspirational 5 x 5 Goal* 2030 Vision 5 new products or indications approved in 5 years (by the end of 2020) * Established on 1/1/16 2011 – 2015 Advance clinical pipeline 2016 – 2020 Commercialize Rx/ Dx products + 5 x 5 Goal 2021 – 2025 Scale pipeline revenue 2026 – 2030 Drive sustainable profitability Leading Precision Oncology Company that Eradicates Residual Disease

Multiple Candidates from Current Pipeline Have Potential to Contribute to 5 x 5 Goal 1In-licensed from Nerviano Medical Sciences (NMS); 2In-licensed from Lilly; 3Acquired from Teva Clinical or near-clinical stage assets

Commercial Opportunity for *5 x 5 Goal* Is Substantial, Just for First 3 Assets Alone

~175k patients annually in the U.S. could benefit from entrectinib, taladegib and RXDX-105

Indication | Alteration/Mechanism	NTRK 1 fusions	NTRK 2 fusions	NTRK 3 fusions	ROS 1 fusions	ALK fusions	RET fusions	BRAF fusions	BRAF mutations	Hh alter'ns / gene express. signature *	Estimated U.S. Total Patients/Yr. for entrectinib	Estimated U.S. Total Patients/Yr. for RXDX-105	Estimated U.S. Total Patients/Yr. for taladegib
Advanced basal cell carcinoma*									90%**	-	-	10,900
Bladder							1%	1%	2-10%	-	700	6,900
Breast - secretory carcinoma			92%		1%					300	-	
Breast - NOS					2%				4-10%	-	-	23,300
Cholangiocarcinoma	4%			9%	2%					700	-	
CNS									1-5%	-	-	1,000
Colorectal	1%		1%	1-2%	1-2%	<1%	<1%	9%	3-4%	6,700	13,400	4,700
Gallbladder/Biliary									4%	-	-	400
GBM	1-3%			1%				2%	3-10%	350	-	1,100
Head and Neck									4-22%	-	-	26,500
Kidney									2-8%	-	-	4,600
Liver									2-3%	-	-	800
Lung adenocarcinoma	~1%	<1%	<1%	1-2%	3-7%	1-3%		4%	2-6%	3,000	1,700	4,900
Lung squamous cell									8-31%	-	-	20,200
Medulloblastoma									5-33%	-	-	100
Melanoma							1%	46%	2-6%	-	700	4,100
Melanoma - Spitz	16%			3%	1%	3%				900	150	
Ovarian									9%	-	-	1,800
Pancreatic								3%	1-24%	-	-	10,300
Prostate							1%	1%	4%	-	2,350	10,000
Salivary gland - MASC			90-100%							100	-	
Sarcoma	1-9%		2-11%	2-3%	1-5%				2-6%	2,550	-	800
Stomach									5%	-	-	1,000
Thyroid - PTC	5-13%		2-14%		7%	6%	2%	59%	2-3%	900	2,600	1,800
Uterine endometrial									7%	-	-	3,800
Total Addressable Patients	**4,400**	**400**	**3,500**	**4,300**	**2,900**	**2,700**	**4,500**	**14,400**	**139,000**	**15,500**	**21,600**	**139,000**

*2.2M non-melanoma skin cancers; BCC is 80% of this (1.76M); laBCC is 1% of BCC (9.5% not candidates for surgery/radiation); mBCC is 0.55% (95% not candidates for surgery/radiation), yielding 10,868 patients in U.S.; Hh alterations include Hh (OE of SHh, IHh, DHh), PTCH1 (SNP/Del), SMO (SNP/OE); **Assumes 100% of patients are addressable, rather than 90%, due to lack of patient selection in BCC; Note: table does not include ~70k patients for oral taladegib as combo or ~70k patients for topical taladegib; %'s in red not included in Total Addressable Patients due to multiple other approved products; Assumes ~7.5% of PTC patients referred to med onc; Ignyta-generated data from multiple publicly available third party sources; source material on file.

IGNYTA®

13

Ignyta's Dx Capabilities Enable Leadership in Precision Medicine

Clinical Sites | **Specimens** | **Ignyta Central Lab** | **Platform** | **Output**





FFPE



TRAILBLAZE PHAROS™

- **CLIA**



- **CAP**

cap ACCREDITED™

RNA Prep

ARCHER™

NGS




PATIENT
Rx/Dx
CRx
CDx

Trial Enrollment



STARTRK-2

(second of the "Studies of Tumor Alterations Responsive to Targeting Receptor Kinases.")

Gene Rearrangements to *NTRK1, NTRK2, NTRK3, ROS1, ALK*

IGNYTA® | 14

Ignyta’s Molecularly Targeted Therapies Are Enabled by Trailblaze CDx Platform

Ignyta Is a Partner of Choice for Large Pharma due to Integrated Rx/Dx Platform and Capabilities Mar. 2015: Ignyta acquired bulk of Teva’s oncology R&D pipeline, including RXDX-105, -106, -107, -108 for 1.5mm common shares (no additional milestones or royalties) Teva made concomitant investment of $15mm for additional 1.5mm common shares in conjunction with $27mm from other investors Oct. 2013: Ignyta signed exclusive worldwide license to entrectinib for $7mm up-front; $105mm in milestones; and royalties Nov. 2015: Ignyta signed exclusive worldwide license to taladegib (oral and topical) for $2mm cash and ~1.2mm shares up-front, $38mm* in milestones, and royalties Development and commercialization of combination(s) of Lilly Products with taladegib, solely funded by Lilly Lilly made concomitant investment of $30mm for additional 1.5mm common shares *A portion of which may be payable in stock

Entrectinib: A First-in-Class Trk Inhibitor in Potentially Registration-enabling Phase 2 Study In vitro: inhibition of targets and downstream effectors in the PLCγ, MAPK and PI3K/AKT pathways Target TrkA TrkB TrkC ROS1 ALK IC50* (nM) 1.7 0.1 0.1 0.2 1.6 * Biochemical kinase assay Potent, selective, orally available ATP-competitive inhibitor of 5 oncogenic drivers In vivo: complete tumor growth inhibition and regression in multiple xenograft models FDA orphan drug designation for NSCLC, CRC and neuroblastoma, and rare pediatric disease designation for neuroblastoma; EMA orphan drug designation for neuroblastoma Composition of matter patent issued in US and allowed in Europe, with commercial protection out to 2029 (excluding PTE)

STARTRK-1 Phase 1/2 dose escalation study of daily continuous dosing schedule in patients with NTRK1/2/3, ROS1 or ALK molecular alterations in US, EU and Asia Phase 1 initiated in July 2014 * RP2D = Recommended Phase 2 Dose ALKA-372-001 Phase 1 dose escalation study of intermittent and continuous dosing schedule in Italy: patients with TrkA, ROS1, or ALK alterations in Italy First-in-human study initiated by Nerviano Medical Sciences in October 2012 Ignyta assumed responsibility in November 2013 49 patients enrolled 43 patients enrolled Total experience: 92 patients enrolled as of 15 August 2015 RP2D*: 600 mg/day on a fed continuous daily dosing regimen Note: Data as of Aug. 15th, 2015 Overview of Entrectinib Phase 1 Clinical Studies

Adverse Event Term ALKA-372-001 n=49; (%) STARTRK-1 n=43; (%) TOTAL n=92; (%) G1-G2 G3 G1-G2 G3 G1-G2 G3 Fatigue/Asthenia 16 (33) 1 (2) 19 (44) 3 (7) 35 (38) 4 (4) Dysgeusia 16 (33) 20 (47) 36 (39) Paresthesia 20 (41) 11 (26) 31 (34) Nausea 17 (35) 5 (12) 22 (24) Myalgia 16 (33) 5 (12) 21 (23) Diarrhea 10 (21) 7 (16) 1 (2) 17 (18) 1 (1) Dizziness 6 (12) 8 (19) 14 (15) Cognitive Disorder 3 (6) 5 (12) 2 (5) 8 (9) 2 (2) Vomiting 9 (18) 0 9 (10) Treatment-Related Adverse Events (>10% incidence; grades according to NCI CTCAE 4.0) Treatment-related AEs have been mostly Grade 1 or 2, and reversible No evidence of cumulative AEs; hepatic or renal toxicity; or QTc prolongation 3 treatment-related serious AEs: 2 above RP2D; 1 at RP2D of Grade 2 fatigue/fall No Grade ≥ 4 treatment-related events Note: Data as of Aug. 15th, 2015

Treatment Duration (arrows represent duration of response) Antitumor Activity in ALK and ROS1 Inhibitor-Naïve Patients with NTRK1/2/3, ROS1, or ALK Gene Rearrangements Note: Data as of Aug. 15th, 2015; responses per RECIST v1.1 and based upon local assessment

Overall Response Rate: 13/18 (72%) NTRK Patients: 3/4 (75%) ROS1 Patients: 6/8 (75%) ALK Patients: 4/6 (67%) 3 patients had stable disease after 8 weeks on study Disease Control Rate: 16/18 (89%) Antitumor Activity in ALK and ROS1 Inhibitor-Naïve Patients with NTRK1/2/3, ROS1, or ALK Gene Rearrangements Note: Data as of Aug. 15th, 2015; responses per RECIST v1.1 and based upon local assessment

STARTRK-2: Entrectinib Global Phase 2 Basket Study

Taladegib: A Targeted Hedgehog (Hh) Inhibitor with Compelling POC in Phase 1 Clinical Studies Potent & selective Hh/SMO antagonist is required to target dysregulation of Hedgehog pathway Taladegib binds with high affinity to SMO (Ki 9 nM); potently inhibits Hh/SMO pathway signaling in cell based assays (IC50 2.4 nM) Maintains activity in clinically relevant SMO mutants Acceptable tox profile in multiple preclinical species Studied in ~200 patients and healthy volunteers with good tolerability profile and highly promising signs of antitumor activity

Ignyta Sees 4 Major Opportunities with Taladegib 1. Potential First-in-Class Hhi for 2L la/mBCC or Best-in-Class Hhi for 1L la/mBCC Potential fast to market opportunity in both 1L and 2L advanced BCC with two single-arm, potentially registrational Phase 2 studies 2. Leverage Rx/Dx expertise to assess efficacy in selected patients with Hh pathway activated tumors Potential significant upside opportunity in solid tumors beyond BCC based on targeted Rx/Dx strategy 3. Combine with RXDX-108 aPKCi inhibitor and other agents to address residual disease and/or resistance Ignyta uniquely has a FIC aPKCiota and BIC Hh inhibitor combination to shut down the PKCi – SOX2 – Hh signaling axis of 3q26 amplifications, the most common CNG in solid tumors Taladegib could be a CSC/EMT-targeting linchpin for combining with Ignyta’s pipeline. Lilly will also be developing certain combinations, at its expense 4. Potential First-in-Class Hhi for superficial +/- nodular BCC Upside opportunity in early BCC with taladegib topical BIC: best-in-class; FIC: first-in-class; 1L: 1st line; 2L: 2nd line; BCC: basal cell carcinoma; la/mBCC: locally advanced or metastatic BCC; SMO: smoothened; Hh: hedgehog; CNG: copy number gain; CSC: cancer stem cell; EMT: epithelial mesenchymal transition

Taladegib Phase 1 Study: Safety  N = 84 Grade 1 - 2 Grade 3 Grade 4 - 5 Dysgeusia 39 (46.4 %) 2 (2.4 %) 0 Fatigue 37 (44.0 %) 3 (3.6 %) 0 Nausea 36 (42.9 %) 2 (2.4 %) 0 Muscle spasms 30 (35.7 %) 4 (4.8 %) 0 Decreased appetite 30 (35.7 %) 0 0 Alopecia 28 (33.3 %) 0 0 Vomiting 25 (29.7 %) 2 (2.4 %) 0 Weight decrease 22 (26.2 %) 1 (1.2 %) 0 Myalgia 14 (16.7 %) 2 (2.4 %) 0 Diarrhea 12 (14.3 %) 2 (2.4 %) 0 Constipation 10 (11.9 %) 0 0 Treatment-emergent adverse events occurring in ≥ 10% of patients on taladegib, irrespective of causality Dose-limiting toxicities were noted in four among twenty-five patients in the dose-escalation phase: 100 mg (N = 1), grade 3 hyponatremia 400 mg (N = 1), grade 3 vomiting 600 mg (N = 2), grade 3 maculo-papular rash and grade 1 anorexia; grade 2 confusion and nausea The maximum tolerated dose was 400 mg

Phase 1 in Advanced BCC Patients Showed 69% ORR in Hh Naïve and 38% ORR in Hh Treated Patients All BCC Patients Previous Hedgehog Therapye Yes N = 31 No N = 16 Total N =47 Complete Response (n) 2 3 5 Partial Response (n) 9 8 17d Stable Disease (n) 17 4 21 NonCR-NonPD (n) 0 1 1 Progressive Disease (n) 1 0 1 Not availablea 2 0 2 Number of Respondersb (n) Response Rate (95 % CI) 11 37.9 % (19.2 - 54.6 %) 11 68.8 % (41.3 - 89.0 %) 22 46.8 % (32.1 - 61.9 %) Number of Patients with Clinical Benefit, (n) Clinical Benefit Rate (95 % CI)   28 90.3 % (74.2 - 98.0 %)   16 100 .0% (79.4 - 100.0%)   44 93.6 % (82.5 - 98.7 %) Abbreviations: BCC = basal cell carcinoma; CI = confidence interval; CR = complete response; N = total population size; n = number of patients; PD = progressive disease, PR = partial response; RECIST = Response Evaluation Criteria in Solid Tumors; SD = stable disease a Response data not available b Responders are defined as patients who achieved a CR or PR c Patients with clinical benefit are defined as patients who achieved a CR, PR, SD or NonCR-NonPD d Includes one unconfirmed response e Hh inhibitors other than LY2940680 including vismodegib, erismodegib, Tak-441, LDE225, LEQ506, and IPI-926 Response criteria based on RECIST v1.1

Best Overall Response in BCC Patients with Measurable Disease: Most Patients Had Reduction in Tumor Size, Irrespective of Prior Hh Rx Change in Tumor Size at Best Response for BCC Patients with Measurable Disease 30% decrease Prior Hedgehog Therapy No Yes N=43

Phase 1 Efficacy of Taladegib in Advanced BCC Benchmarks Well against Phase 2 Data of Currently Approved Hh Inhibitors Taladegib (Prior HHi) Taladegib (HHi Naïve) Vismodegib Ph2 (HHi Naïve) Sonidegib Ph2 (HHi Naïve) Advanced BCC laBCC mBCC laBCC mBCC laBCC mBCC ORR 11/29 (38%) 8/11 (73%) 3/5 (60%) 38/63 (60%) 15/33 (45%) 43/66 (65%) 3/13 (23%) CR 2/29 (6.9%) 2/11 (18%) 1/5 (20%) 20/63 (32%) 0 5/66 (8%) 0 PR 9/29 (31%) 6/11 (55%) 2/5 (40%) 18/63 (29%) 15/33 (45%) 38/66 (58%) 3/13 (23%) SD 17/29 (59%) 2/11 (18%) 2/5 (40%) 15/63 (24%) 15/33 (45%) 16/66 (24%) 8/13 (61%) PD 1/29 (3.4%) 0 0 6/63 (10%) 2/33 (6%) - - Investigator review Note: Interim data for taladegib are from LLY’s HHBB Phase 1 study published at ENA 2015; data for vismodegib are from Genentech’s Phase 2 study, reported in Sekulic A, et al. N Engl. J. Med. 2012, 366(23):2171-9; data for sonidegib are from Novartis’s Phase 2 study, reported in Migden MR, et al. Lancet Oncol. 2015, 16(6):716-28

Median Duration of Response for BCC Patients on Study HHBB is 10.2 Months (95% CI: 5.6 – Not Estimable) Proportion in Response months

Summary of Lilly’s Regulatory Interactions Based on feedback from U.S. and EU health authorities, a single-arm, pivotal trial (n~120 patients) may be acceptable to support registration in 2L advanced BCC (prior Hh therapy), assuming data are compelling An additional single-arm, pivotal trial (n~150 patients) in Hhi naïve patients may also be acceptable to support registration in 1L advanced BCC in the U.S., assuming data are compelling; a randomized study against a comparator is likely required in the EU Ignyta plans to meet with both agencies to confirm supportive trial design and registration plans for taladegib in advanced BCC

Ignyta’s Clinical Focus for Taladegib as a Single Agent outside of BCC Clinical development plan would initially be focused on Phase 2 potentially registration-enabling studies in advanced BCC Ignyta will leverage its proven track record in using Rx/Dx biomarkers to identify and treat responsive patient populations (e.g., entrectinib, RXDX-105) with taladegib Ignyta could conduct a Phase 1b proof-of-concept basket study in Hh pathway molecular alterations that are potentially clinically relevant, in multiple solid tumor types: Tumor samples for CDx analysis tested centrally Separate by molecular alteration and solid tumor type LAC, LSCC, melanoma, ovarian, GBM and other solid tumors Taladegib Basket Study Multiple solid tumors PTCH1 deletions SMO ampl/activating muts. GBM, uterine CA and other solid tumors OE of Hh ligands

RXDX-105: A Multikinase Inhibitor with Potent Activity Against Such Targets as RET and BRAF, with Demonstrated Clinical POC Has demonstrated profound and unique-in-class efficacy in cancer xenograft and PDX models harboring RET fusions or mutant BRAF Phase 1 study ongoing; Phase 1b umbrella basket study planned for 1Q16, following recommended Phase 2 dose selection Target product profile RET+ NSCLC, mCRC, and/or other solid tumors BRAF+ locally advanced or metastatic NSCLC; upside in BRAF+ metastatic colorectal cancer (mCRC) with EGFR feedback activation Improved safety profile versus currently approved BRAF and EGFR inhibitors (e.g., QTc, epithelial hyperplasia, ophthalmologic, dermatologic, etc.) Dose-sparing effects in combination regimens (e.g., irinotecan, 5-FU, MEKi) Pharmacoeconomic benefits relative to doublet and triplet combination therapies

RXDX-105 Treatment-Emergent Adverse Events Treatment-emergent AEs have been mostly Grade 1 or 2, and reversible No evidence of cumulative AEs; hepatic toxicity; or renal toxicity No Grade ≥ 4 treatment-related events Note: Data as of Oct. 26th, 2015

RXDX-105 Preliminary Anti-Tumor Activity Note: 41 patients treated; 6 patients discontinued prior to first tumor assessment or were not evaluable for tumor response; 6 patients have not yet reached Cycle 2 tumor assessment; 29 patients have had post-baseline tumor evaluations and are evaluable for tumor regression. Most recent fasted and fed cohorts for 200mg and 275mg shown above. Molecular alterations, if known, are noted. Data as of Oct 26th, 2015

mKRAS+ NSCLC Patient with Partial Response 75F with metastatic NSCLC, first diagnosed in 2007 Prior cancer treatment includes: multiple lines of chemotherapy and 6 years of erlotinib Molecular analysis of tumor from her initial diagnosis revealed KRAS G12C mutation At Cycle 2, the patient had 40% reduction in her target lesion, which has been confirmed at Cycle 3 Baseline End of Cycle 2 Note: Data as of Oct. 26th, 2015

Ongoing Phase 1 Study with Phase 1b Expansion Phase 1/1b Study: Ongoing dose escalation to determine RP2D, followed by Phase 1b basket study Phase 1: Conventional 3+3 dose escalation to determine MTD/RP2D All histologies No patient selection based on mutational status Phase 1b: Proof-of-concept expansion in RET+ and BRAF+ solid tumors anticipated to begin in 1Q16 Additional patient cohorts may be evaluated based on emerging clinical and preclinical data Tumor samples for CDx analysis tested locally Separate by solid tumor type and molecular alteration RET+ Study 1105: Phase 1b Basket Study BRAF+ RET+ BRAF+ RET+ BRAF+ NSCLC CRC Other solid tumors

RXDX-107: Nano-Formulation of a Modified Bendamustine for Solid Tumors NCE comprising an alkyl ester of bendamustine encapsulated in human serum albumin (HSA) to form nanoparticles Maintains the unique properties of bendamustine, including non-cross-resistance to other alkylators Potential to expand anti-tumor activity to solid tumors due to increased biodistribution and enhanced permeability and retention effect (EPR) Preclinical models demonstrate extended plasma half-life with increased tumor concentration Demonstrates potent anti-tumor activity in multiple solid tumor patient tumorgraft models, including in NSCLC, SCLC, breast, and ovarian Extends the reach of Ignyta’s pipeline to address pan-wild type patients (i.e., no clear oncogenic driver) across multiple solid tumor types Phase 1 study initiated September 2015

RXDX-106: Highly Potent, Pseudo-Irreversible TAM/MET Inhibitor with Potential Application in Immuno-Oncology Settings First-in-class TAM (TYRO3, AXL, MER) activity with multiple opportunities for clinical differentiation Potential novel small molecule approach to Immuno-Oncology (IO), complementary to immune checkpoint inhibitors and other immuno-modulatory agents Multiple Rx/Dx opportunities in solid tumors (e.g., sarcoma) and heme malignancies (e.g., AML, ALL) Best-in-class AXL activity provides significant opportunity to target EMT or mesenchymal tumor cells, cancer stem cell (CSC) expansion and invasive/metastatic disease progression in multiple cancers with high unmet medical need (e.g., EGFR TKI-resistant NSCLC, sarcoma) Dual AXL/cMET activity is expected to translate to reduced/delayed resistance development due to parallel suppression of key compensatory pathways Pseudo-irreversible biochemical profile drives more potent and durable target inhibition, expected to result in longer duration of response and overall best-in-class AXL/cMET profile Superior selectivity profile relative to key anti-targets expected to lead to increased therapeutic window as compared to major competitor molecules IND targeted for 2H2016

2016 Corporate Milestones & Clinical Updates 2030 Vision 2016 Milestones Continue to enroll STARTRK-2 global potentially registration-enabling study for entrectinib, ongoing Identify RP2D for RXDX-105 and initiate Study 1105 Ph 1b RET+ and BRAF+ solid tumors, 1Q16 Complete tech transfer for taladegib, 1H16 File IND for RXDX-106, 2H16 Initiate pivotal Ph 2 study(ies) in advanced BCC +/- Ph 1b Hh+ basket study for taladegib, 2H16 Complete Ph 1a and identify RP2D for RXDX-107, 4Q16 Clinical study updates or data for entrectinib, RXDX-105, -107, +/- taladegib, at AACR/ASCO, 1H16 and/or ESMO/ENA, 2H16 2016 Clinical Updates 2011 – 2015 Advance clinical pipeline 2016 – 2020 Commercialize Rx/ Dx products + 5 x 5 Goal 2021 – 2025 Scale pipeline revenue 2026 – 2030 Drive sustainable profitability Leading Precision Oncology Company that Eradicates Residual Disease

Investment Thesis Leading precision oncology company: Aspirational goals are to eradicate residual disease in precisely defined patient populations by 2030; and ‘5x5 Goal’ of 5 new products or indications approved in 5 years, by the end of 2020 A partner of choice for large pharma: Integrated approach to Rx/Dx development has provided multiple opportunities to acquire/license high-quality, de-risked assets at attractive valuations Two late stage product candidates: entrectinib and taladegib with compelling Phase 1 clinical proof of concept, in or soon to be in, potentially registration-enabling Phase 2 studies Multiple shots on goal: Robust pipeline of targeted first-in-class and best-in-class product candidates under clinical development in four therapeutic cornerstones of oncology, with steady newsflow anticipated in 2016